                                                                   EXHIBIT 32.1





                      CERTIFICATION OF CHIEF ADMINISTRATIVE
                  OFFICER REGARDING PERIODIC REPORT CONTAINING
                              FINANCIAL STATEMENTS



         I, Steven A. Schumm, the Chief Administrative Officer of Enstar Income Program IV-1, L.P. (the "Partnership") in compliance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify that, the Partnership's Quarterly Report on Form 10-Q for the period ended September 30, 2003 (the "Report") filed with the Securities and Exchange Commission:

                  o fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

                  o the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                       /s/  Steven A. Schumm
                                       ---------------------
                                       Steven A. Schumm
                                       Chief Administrative Officer
                                       November 14, 2003